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                                                                    EXHIBIT 99.2

                                ROBERT D. BIGGS
                          4801 Bonita Bay Blvd, #1603
                            Bonita Springs, FL 34134
                                 (239) 390-9705


                                                                 August 20, 2003

Board of Directors
Championship Auto Racing Teams, Inc.
5350 Lakeview Parkway Drive South
Indianapolis, IN 46268


Dear Sirs:

Due to personal circumstances, it is with regret that I inform you of my decision to resign from the Board of Directors of CART effective today.


Sincerely yours,

/s/ ROBERT D. BIGGS

Robert D. Biggs